Exhibit 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Invvision Capital, Inc. (the "Company") on Form 10-KSB for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin L. Dahlberg, Senior Vice President - Finance of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:  /s/ Kevin L. Dahlberg
--------------------------
Kevin L. Dahlberg
Senior Vice President - Finance
April 14, 2004

     A signed original of this written statement required by Section 906 has been provided to Invvision Capital, Inc. and will be retained by Invvision Capital, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.